Exhibit 10.5.1
PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.
LICENSE AND SERVICE PROVISIONS ADDENDUM
     This document is being executed pursuant to that certain Meet Me Room License Agreement (“Agreement”) dated July 1st, 2004 by and between CARLYLE MARKET POST TOWER, LLC, a Delaware limited liability company (“Licensor”), CARLYLE MARKET POST TOWER MMR, L.P., a Delaware limited liability company (“Company”) and LIVEWORLD, INC., a California Corporation, having its corporate office at 170 Knowles Drive, Suite 211 Los Gatos, CA 95030 (“Licensee”).
     By signing this document on behalf of the Customer, the signing party represents and warrants that he or she has the unconditional authority to execute this document on behalf of the Customer and that, upon such execution, this document is binding upon the Customer. This document is governed by the terms and conditions set forth in the Master Agreement. Any undefined terms herein shall have the same meaning as those set forth in the Master Agreement.

TERMS OF LICENSE AGREEMENT	DESCRIPTION
1. Date:	July 1st, 2004

2. Building:	55 South Market Street, San Jose, California 95113

3. Term:

3.1 Length of Term:	Two (2) years + 1 month = 25 months

3.2 Commencement Date:	7/19/04

3.3 Expiration Date:	7/18/05

4. Telecommunication Installations

4.1 Cage:	A 220 square foot cage (the "Space") located in Suite 1480 and known as number YE28, as further set forth in
Exhibit A to this Addendum.

4.2 AC Electrical Power:	Thirteen (13) 110 volt 20-amp AC circuits plus thirteen (13) redundant 110 volt 20-amp circuits for a total of
26 included in base rent. Additional power at $[***] per Amp, ("collectively, Electrical Power.")

4.3 Conduits:	N/A

4.4 Innerducts:	N/A

5. Customer Fees

Monthly License Fees
	Non-Recurring Fees	Monthly during Term	Monthly License Fee
(a) Cage:	none	1st month	[***]
		2-25	$[***]

(b) AC Electrical Power:	none		Included above

(c) Cross connects:	Copper - $[***]	Cross connects	[***]
CAT5 - $[***]
Fiber / Coax - $[***]

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

6. Security Deposit:	[***]

7. Payments Due to Licensor Upon Execution	First Month's Rent ($[***])

TOTAL DUE TO LICENSOR ON EXECUTION: $[***]

TERMS OF LICENSE AGREEMENT

8. Services

	Scope of	Non-Recurring	Monthly	Term of
	Services	Charge	Recurring Charge	Service
(a) DC Power Service
(b) MDF Services
(c) Clocking Services
(d) Easy MUX Services
(e) Media Conversion Services
(f) Build-Out Services
(g) Customer Equipment Installation
(h) Rack and Stack Services

9. Payments Due to Company Upon Execution	$

MISCELLANEOUS

10. Address of Customer:	Liveworld, Inc.
170 Knowles Drive, Suite 211
Los Gatos, CA 95030

11. Address of Licensor and Company for Notices:	CRG West
624 S. Grand Avenue, Suite 1800
Los Angeles, California 90017
Attention: Timothy M. Doherty

with copies to:
The Carlyle Group
1001 Pennsylvania Ave., NW
Suite 220 South
Washington, D.C. 20004-2505
Attention: General Manager

CB Richard Ellis, Inc.
55 South Market Street
San Jose, California 95113
Attention: General Manager

PORTIONS DENOTED WITH [***] HAVE BEEN
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT.

12. Address of Licensor for Payment:	CB Richard Ellis, Inc.
ITF Carlyle Market Post Tower, LLC
55 South Market Street
San Jose, California 95113

13. Address of Company for Payment:	CB Richard Ellis, Inc.
ITF Carlyle Market Post Tower, LLC
55 South Market Street
San Jose, California 95113

[LIVEWORLD, INC.]

By:	/s/ Andrew Oliver

Name:	Andrew Oliver

Title:	Director of Operations

CARLYLE MARKET POST TOWER, LLC		CARLYLE MARKET POST TOWER MMR, LLC

By:	/s/ David Daniels	By:	/s/ David Daniels

Name:	David Daniels	Name:	David Daniels

Title:	Authorized Officer	Title:	Authorized Officer